UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)
July 19, 2001

Commission file number 0-24787

AFFILIATED COMPUTER SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	51-0310342

(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2828 NORTH HASKELL
DALLAS, TEXAS 75204
(Address of principal executive offices)
(Zip Code)

(214) 841-6111
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 9.
SIGNATURES
INDEX TO EXHIBITS
Press Release dated July 19, 2001
Copy of Slides presented July 19, 2001

ITEM 5. OTHER EVENTS

      On July 18, 2001, the Registrant announced the signing of a definitive agreement to acquire the stock of Lockheed Martin IMS Corporation for cash consideration of $825,000,000, with the closing of such acquisition expected to occur within the next 60 days, but subject to satisfaction of normal closing conditions, including, but not limited to Hart Scott Rodino approval.

ITEM 9.

      The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated July 19, 2001, and the information set forth in slides presented during a conference call on July 19, 2001, copies of which are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and shall not be deemed to be filed.

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated July 19, 2001

99.2	Affiliated Computer Services, Inc. copy of slides presented during conference call on July 19, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2001

Affiliated Computer Services, Inc.

By: /s/ Warren Edwards Warren Edwards Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated July 19, 2001

99.2	Affiliated Computer Services, Inc. copy of slides presented during conference call on July 19, 2001